SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C.  20549



                           FORM 8-K



                        CURRENT REPORT



              PURSUANT TO SECTION 13 OR 15(D) OF
              THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):  December 29, 1993



                Commission file number  1-7244



                BALLY MANUFACTURING CORPORATION
    (Exact name of registrant as specified in its charter)



                Delaware                     36-2512405
     (State or other jurisdiction of      (I.R.S. Employer
     incorporation or organization)      Identification No.)



8700 West Bryn Mawr Avenue, Chicago, Illinois   60631
(Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (312) 399-1300
















                          Page 1 of 2
                    Exhibit Index on Page 2

                BALLY MANUFACTURING CORPORATION
                           FORM 8-K
                        Current Report

Item 5.   Other Events.

          Bally's Park Place, Inc. (a Delaware corporation), an indirect wholly owned subsidiary of Bally Manufacturing Corporation, which owns and operates the Bally's Park Place Casino Hotel in Atlantic City, New Jersey intends to offer to the public First Mortgage Notes due 2004 (the "Notes"). The Notes will be issued by a wholly owned subsidiary of Bally's Park Place, Inc. ("Bally's Park Place") and unconditionally guaranteed by Bally's Park Place. The Notes will be secured by certain collateral, including the Bally's Park Place Casino Hotel. Bally's Park Place intends to use most of the proceeds from the offering to refinance its existing public debt and the remaining proceeds will be used to declare and pay a dividend to Bally's Casino Holdings, Inc., the parent of Bally's Park Place, and to pay the costs of the offering. Merrill Lynch & Co. and Jefferies & Company, Inc. are the underwriters with respect to the offering of the Notes. Copies of a written prospectus relating to the offering may be obtained from either Merrill Lynch & Co. at One World Financial Center, 250 Vesey Street, North Tower, New York, New York 10281-1201, or Jefferies & Company, Inc. at 11100 Santa Monica Boulevard, Los Angeles, California 90025.

          A registration statement relating to the Notes has been filed with the Securities and Exchange Commission but has not yet become effective. The Notes may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

          In addition, on January 14, 1994, Bally's Grand, Inc., a corporation in which Bally Manufacturing Corporation owns a controlling interest, issued the press release attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.

          Also, on January 18, 1994, the Registrant issued the press release attached hereto as Exhibit 99.2, which press release is incorporated herein by reference.


Item 7.   Financial Statements and Exhibits

     c.   Exhibits.

          99.1   News Release of Registrant dated January 14, 1994

          99.2   News Release of Registrant dated January 18, 1994

                           SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              BALLY MANUFACTURING CORPORATION
                              -------------------------------
                                        Registrant


                                     /s/ John W. Dwyer
Date: January 19, 1994    ---------------------------------------
                          Vice President and Corporate Controller
                                (Chief Accounting Officer)


                          Page 2 of 2